Exhibit 10.12

CONFIDENTIAL

SERVICE AGREEMENT

FOR A CLINICAL STUDY CONDUCT

concluded on 8 November 2012 (“Effective Date”) in Warsaw by and between:

KCR S.A. (Polish joint-stock company) with its registered office in Warsaw at 6 Postępu Str., 02-676 Warsaw, Poland, entered in the register of entrepreneurs kept by the District Court for the Capital City of Warsaw in Warsaw, 13th Commercial Division of the National Court Register, under number 0000289542, tax identification number NIP: 521-31-69-665, share capital (covered in total): PLN 700,000.00, hereinafter referred to as “CRO”, represented by Mr. Adam Kruszewski – President of the Management Board,

and

Vascular Biogenics Ltd., its principal place of business at 6 Jonathan Netanyahu Street, Or Yehuda, Israel 60376 hereinafter referred to as “Sponsor”, represented by Prof. Dror Harats - Chief Executive Officer, hereinafter jointly referred to as “the Parties” and individually as a “Party”.

Whereas:

a)	Sponsor intends to conduct a clinical study of the investigational medicinal product VB-201 [“Investigational Medicinal Product”] entitled “A Randomized, Double-Blind, 12-Week, Placebo-Controlled Study Followed by a 12-Week Extension Phase Without Placebo to Evaluate the Efficacy and Safety of Oral VB-201 in Subjects with Mild to Moderate Ulcerative Colitis” [“Study”] according to the protocol number VB-201-064 [“Protocol”] on the territory of Poland, Bulgaria and Hungary,

b)	Legal Representative of the Sponsor is Gregory Fryer Associates Ltd with its seat at 30 St Thomas Place, Cambridgeshire Business Park, Ely, Cambs, CB7 4EX, United Kingdom,

c)	Sponsor wishes to engage CRO to provide services connected with the conduct of the Study as defined herein,

d)	fulfillment of CRO’s obligations resulting from this agreement is included in the scope of CRO’s business activity and CRO has an experience in providing services of similar nature as described herein, including the fact that CRO employs qualified employees in order to perform such obligations.

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Now then, the Parties agree to conclude the agreement as follows [“Agreement”]:

§ 1. Subject of the Agreement

1.	Sponsor hereby entrusts CRO with performance of activities connected with the conduct of the Study as defined in Attachment No. 1 hereto (Scope of Services), hereinafter referred to as “Services”, and CRO hereby accepts such entrusted responsibilities.

2.	Services shall be performed within the timelines indicated in Attachment No. 2. Parties declare that these timelines shall be deemed as a forecast only and may be changed due to reasons which are not attributable to the CRO. In case of necessity to provide Services within different timelines than those anticipated in Attachment No. 2 for reasons not attributable to CRO, Sponsor waives its right to bring any claims against CRO for an untimely provision of Services.

§ 2. Manner of Providing Services

1.	CRO shall perform its responsibilities, in the scope indicated in the Agreement, with due diligence and in compliance with laws and regulations in force applicable in the countries where the Services will be performed, guidelines of Good Manufacturing Practice, Good Laboratory Practice, Good Clinical Practice, ICH GCP in a version applicable during the term of the Study conduct, in compliance with the Agreement and a valid version of the Protocol, constituting Attachment No. 3 to the Agreement, CRO’s SOPs listed in Attachment No. 4 and any written instructions of the Sponsor.

2.	The CRO represents and warrants that it has obtained, and will maintain throughout the term of this Agreement, all governmental or regulatory approvals, licenses, registrations and insurances that may be required to complete the Study, and that it has full right, power and authority to perform its obligations hereunder and to grant the rights set forth herein. During the term of this Agreement the CRO shall not conduct any other trial which, at the CRO’s discretion, would adversely affect the ability of the CRO to perform their obligations under this Agreement.

3.	In order to perform Services, CRO undertakes an obligation to appoint from among its employees only persons with appropriate knowledge, experience and qualifications necessary to perform Services, and who have bound by confidentiality undertakings according to this Agreement.

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4.	The CRO certifies that it has not and will not use in any capacity in connection with this Agreement the services of any individual, corporation, partnership, or association which has been debarred, excluded, or disqualified from participation in clinical investigations under any applicable laws, regulations, or guidance. In the event that the CRO receives notice of the debarment or threatened debarment, exclusion or disqualification or threatened disqualification, of any individual, corporation, partnership or association providing services to the CRO, which relate to its activities under this Agreement, the CRO shall notify the Sponsor immediately.

5.	If the Sponsor raises any objections regarding provision of Services by a particular CRO employee, the Sponsor shall notify CRO of that fact in writing and may request replacement of such employee solely due to material and reasonable objections against his/her work or behavior. CRO shall appoint a new employee with appropriate qualifications and experience in the shortest possible time.

6.	Sponsor shall have the right to reject any Services that it deems in nonconformance with the Protocol or the Agreement. Sponsor shall provide CRO with written notification of the deficiency or non-conformance and, within thirty (30) days of receipt of such written notification, CRO shall correct the deficiency or non-conformance at CRO’s expense.

7.	CRO has commenced providing the Services on the basis of Letter of Intent dated 1st August 2012.

8.	During the term of the Agreement and subject to the prior approval of the Sponsor (e-mail form is acceptable), CRO may entrust a third party, such as sites, investigators, and other relevant sub-contractors (“Sub-contractors”) with performance of all or some of the Services while observing due diligence in this choice, provided that such Sub-contractors are made aware of and acknowledge the obligations applicable to such Sub-contractors according to this Agreement including without limitation confidentiality, Intellectual property rights and publications. The CRO shall ensure, and shall at all times remain jointly and severally responsible and liable, for the compliance of such Sub-contractors with the terms of this Agreement. For the avoidance of doubt, the Parties agree that this section shall not release the Sponsor or the investigators from liability for the Study conduct according to provisions of law in force.

9.	CRO acknowledge that the Sponsor may entrust third parties with performance of services, which are related to the Study but are not included in the Services, which shall be provided by the CRO. A list of such third parties attached hereto as Attachment 5 or as shall be amended by the Sponsor from time to time. CRO warrants that (i) it will fully cooperate with such third parties according to the Sponsor’s written instructions as necessary to the conduct

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of the Study and (ii) it will be obligated by the relevant written instructions imposed by such third parties as shall be presented to the CRO by such third party or the Sponsor.

10.	CRO warrants that the assumptions underlying each Attachment and/or timeline have been arrived at in good faith by CRO, based upon its experience and professional judgment. In the event the CRO or Sponsor requests to amend the Services, timelines or budget for a Study, the Parties agree to negotiate in good faith a written change order signed by the duly authorized representatives of the Parties.

11.	Both Sponsor and CRO shall carry, at its sole expense, with financially sound and reputable insurers, an insurance coverage with respect to the conduct of its business.

§ 3. Sponsor’s responsibilities

Sponsor undertakes an obligation in particular to:

a)	provide CRO with all information in its possession about the Investigational Medicinal Product necessary for the conduct of the Study,

b)	keep CRO informed on an ongoing basis about any new findings concerning safety of the Investigational Medicinal Product,

c)	supply CRO with the Investigational Medicinal Product manufactured in compliance with Good Manufacturing Practice, adequately packed and labeled,

d)	supply CRO with documentation necessary for conduct of the Study, including the valid version of the Protocol, Investigator’s Brochure and the Case Report Forms (CRF),

e)	conclude insurance agreement on third party liability of the Sponsor and investigators for damages related to the conduct of the Study, in compliance with laws in force and provide CRO with a valid copy of the insurance policy confirming conclusion of such agreement,

f)	notify CRO immediately of any suspension of the Study or withdrawal of the approval for the conduct of the Study ,

g)	perform other responsibilities not assigned to the CRO and necessary for the conduct of the Study.

§ 4. Audits and inspections

1.	On Sponsor’s reasonable request, CRO shall, at any time, provide the Sponsor with information on the status of the Services performed. In particular, the Sponsor may request CRO to prepare an activity report on the Services performed by CRO.

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2.	During the term of the Agreement, CRO undertakes an obligation to allow the Sponsor and any competent authorities and national, foreign and international bodies or organizations responsible for registration of medicinal products and supervision, audit or inspection of clinical studies to conduct an audit, control or inspection of the Study as well as to access the records related to the Study conduct, and to monitor and audit the activities of the investigators and members of the study teams during the Study (including inspection and audit of the facilities and procedures used in the Study by the investigators and the study teams, as well as the equipment, data registration method and storing the records), and to enable both Sponsor and any national, foreign and international bodies or organizations responsible for registration of medicinal products and supervision or inspection of clinical studies to obtain any and all information on the conduct of the Study.

3.	CRO shall notify Sponsor if any competent authorities and national, foreign and international bodies or organizations responsible for registration of medicinal products and supervision, audit or inspection of clinical studies inform CRO about any scheduled, or begin an unscheduled inspection of any study site, CRO or bioethics committee. CRO shall immediately provide the Sponsor with any correspondence and/or communication related to a notification, conduct and results of an audit or inspection and shall inform the Sponsor of the measures to be taken following finding and recommendations of such inspection and audits and their results.

4.	Sponsor agrees to cover the costs of CRO’s employees involvement in an audit, control or inspection based on real time spent on such activities according to the rates described in Attachment No. 6.

§ 5. Remuneration

1.	For execution of all obligations resulting from the Agreement by CRO, Sponsor undertakes an obligation to pay remuneration as well as reimburse costs and expenses as defined in net amounts in Attachment No. 6. Due VAT shall be added to the above fee.

2.	The Sponsor is obliged to make payments within 30 days from the receipt of a VAT invoice from CRO and provided that the CRO has provided upon the execution of this Agreement a Certificate of Residency from its Tax Authorities. If it is necessary to convert one currency into another, it shall be calculated by CRO on the basis of a current foreign exchange selling rate of the Polish National Bank announced on the date of the VAT invoice issuance.

3.	The remuneration shall be calculated and paid on a monthly basis for the time committed to or a type of Services provided in a given month within 30 days from the delivery of the invoice issued by CRO to the Sponsor. CRO shall be entitled to issue and deliver a VAT invoice

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beginning with the last day of a given month for the amount covering time or type of Services performed in such month.

4.	On Sponsor’s request, CRO shall submit a list of Services performed in a given month, including a timesheet of persons providing Services with a detailed description of activities performed.

5.	The Sponsor shall reimburse CRO:

a)	for any costs incurred by CRO in connection with conclusion of the Agreement and providing the Services hereunder - so called “pass through costs”, including in particular costs of telephone connections, faxes, internet, courier and mail services, accommodation and travel expenses of persons appointed to perform Services, which will be incurred in connection with the execution of the Agreement. These expenses will be invoiced on a monthly basis and presented to the Sponsor with a detailed list.

b)	for any costs related to use of CRO company cars for business travels to and from study sites indicated by the Sponsor,

c)	for any other costs necessary for the proper conduct of the Study provided that such expenses have been pre-approved by the Sponsor.

6.	Specification of expected costs and expenses (so called “pass through costs”) is included in Attachment No. 6 hereto. In case if costs, expenses or a scope of Services connected with the conduct of the Study appear to be higher than those anticipated on the Agreement date, the Sponsor undertakes an obligation to cover these costs and reimburse CRO for expenses incurred in relation to the execution of the Agreement provided that such expenses have been pre-approved by the Sponsor.

7.	When CRO is in charge of investigators, sites, Study subject or IRB/EC fees or expenses payment or reimbursement, estimated or known amounts for such payments/reimbursements will be invoiced to the Sponsor, before paying such fees or expenses. The CRO has no obligation to advance funds and make these payments unless and until the funds are received from the Sponsor. If Sponsor does not provide funds in time to enable CRO to make timely payments, Sponsor agrees to be liable for and to reimburse CRO for any interest and other charges, costs, fees and expenses incurred by CRO because of such late payment. Any excess funds paid to CRO for such fees and expenses shall be refunded to Sponsor at the end of the Study or sooner, upon Sponsor’s request.

8.	Sponsor is obliged to reimburse CRO for the costs and expenses incurred by CRO in relation to the execution of the Agreement within 30 days from the receipt of relevant documentary evidence supporting such costs and expenses from CRO.

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9.	Payment of the remuneration and reimbursement of costs incurred by CRO shall be made by a transfer to CRO bank account indicated on the invoice.

10.	CRO rates included in the budget in Attachment 6 shall automatically increase each calendar year beginning from January 1, 2014 for the next 12 month period, according to year inflation rate published by Eurostat, the Statistical Office of the European Communities. The Parties agree that increase of rates shall be effective from the beginning of calendar year regardless of the date of publishing year inflation rate by Eurostat.

§ 6. Confidentiality

1.	The CRO shall keep confidential any and all information and data concerning Sponsor`s business or its activities (including reports and information as well as all clinical data about the Study or its progress produced by the CRO or the sites within the framework of this Agreement), or information obtained that may come to the knowledge of the CRO, its personnel or appointed representatives during or in connection with the execution of this Agreement including without limitation third party confidential information received by the Sponsor (“Sponsor’s Confidential Information”). For the avoidance of any doubt, the Protocol, the Investigational Medicinal Product, the Study results, and the Inventions (as defined below) and Patient Questionnaire IBDQ shall be considered the Sponsor’s Confidential Information.

2.	Sponsor shall keep confidential any and all information and data concerning the CRO`s business or its activities (including information produced by Sponsor within the framework of this Agreement) or information obtained that may come to the knowledge of Sponsor, its personnel or appointed representatives during or in connection with the execution of this Agreement, and is not considered Sponsor’s Confidential Information.

3.	Parties undertake an obligation to keep strictly confidential any confidential information or data which came into possession of the other Party in any manner, were delivered or otherwise disclosed to the other Party in connection with the Agreement. Parties may use and make the above mentioned information available solely for the purpose of the execution of the Agreement.

4.	The above provision does not apply to information which the receiving Party can demonstrate that:

a)	is known to the receiving Party at the moment of its disclosure,

b)	is publicly accessible at the time of its disclosure to the receiving Party or it becomes later publicly accessible without the Party’s fault,

c)	may be disclosed upon the other Party’s consent expressed in writing otherwise being void,

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d)	was disclosed to the receiving Party by a third party that was not obliged to keep it confidential or

e)	is disclosed by virtue of laws in force.

5.	If confidential information needs to be disclosed to a third party for the purpose of performance hereof, the Sponsor or CRO, prior to making any such disclosure, will cause such third party to undertake the confidentiality and non-use obligations in writing at least to the extent applicable to themselves under the Agreement. Any publication of data from the Study or oral presentations on an individual basis with respect to the Study data shall be subject to the Sponsor’s prior review and approval. The Sponsor is entitled at its sole discretion to delay or reject of such publication due to Sponsor’s business or operational reasons.

§ 7. Personal data processing

1.	Sponsor undertakes to observe the provisions of Personal Data Protection Act of 29th of August 1997 (uniform text: Journal of Laws from 2002, No. 101, position 926 with later changes) as well as secondary regulations, regarding personal data of CRO’s employees, contractors and other individuals (such as employees of CRO’s contractors), provided by CRO to Sponsor, in the scope of performance the obligations under the Agreement. The personal data of the CRO’s employees, contractors and other individuals will be processed by Sponsor on grounds of their consent or justified purposes of a data controller. However, for the purposes of processing by Sponsor of the personal data of the CRO’s employees or contractors in relation to the execution of obligations of CRO as an employer, CRO entrusts Sponsor with the processing of such personal data in accordance with the Agreement.

2.	Sponsor appoints CRO as its representative within the meaning of article 31a of the Personal Data Protection Act.

3.	The scope of the entrusted personal data includes the following categories: names, surnames, addresses, contact details, professional experience, current and past position, education, skills. Sponsor undertakes to process the personal data by collecting, recording, storing, deleting compiling, amending, transferring in paper form and by electronic means.

4.	Sponsor cannot use entrusted personal data for any other purpose or in any other manner than necessary to execute the Agreement. Sponsor is also obliged neither to disclose nor to pass on the personal data to any entity without prior written CRO’s consent.

5.	Sponsor is liable for the damages caused to CRO or any third party in the result of personal data processing against the Agreement by Sponsor or under its responsibility.

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6.	When the Agreement is finished/terminated/expired, Sponsor is obliged to finish personal data processing, return or destroy all received documents and their copies, and return all received electronic data mediums to CRO.

7.	Sponsor entrusts CRO with the processing of personal data of the investigators and the members of study teams for the purposes of the performance of activities connected with the conduct of the Study. The scope of the entrusted personal data includes the following categories: names, surnames, addresses, place of work, telephone numbers, e-mail addresses, bank account numbers, PESEL numbers, tax identification numbers, professional experience, current and past position, education. CRO undertakes to process the personal data by collecting, recording, storing, deleting, compiling, amending, transferring in paper form and by electronic means. Sponsor hereby authorizes CRO to subcontract the processing of the personal data to a further data processor as shall be agreed in advance by the Sponsor.

8.	CRO undertakes to observe the provisions of the Personal Data Protection Act and the secondary regulations. CRO cannot use the entrusted personal data for any other purpose or in any other manner than necessary to execute the Agreement.

9.	In relations between CRO and Sponsor acting as data controllers / data processors towards each other, the following rules shall apply accordingly:

a)	the data processor is hereby obliged, prior to commencing the processing of the personal data and afterwards, during the term of this Agreement, to apply any technical and organizational measures that will ensure the security of the personal data being processed, as set forth in the Personal Data Protection Act and the secondary regulations, and any legislation that will supplement and/or replace them in the future; in particular, it should secure the personal data against access by unauthorized persons, its removal by unauthorized persons, and against it being damaged or destroyed;

b)	the data processor shall be obliged to ensure supervision of the following: when and by whom the personal data has been entered into the data filing system and to whom the data has been transferred;

c)	the data processor undertakes to preserve the confidentiality of the personal data entrusted to it under this Agreement;

d)	only persons who were authorized by the data processor shall be allowed to carry out the processing of personal data;

e)	the data processor shall be obliged to take all necessary steps to ensure that the persons referred to in point (d) of this clause keep the personal data and the methods of their protection confidential;

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f)	the data processor shall immediately inform the data controller of any instance of any breach, whatsoever, of the security of the personal data entrusted to the data processor and processed under this Agreement;

g)	the data processor shall grant the data controller, at its request, any necessary information concerning all personal data processed by the data processor;

h)	the data controller shall have the right to conduct inspections as to whether the data processor is observing the principles of processing the personal data specified in the Personal Data Protection Act, the secondary regulations and this Agreement, by accessing and inspecting any premises where the personal data is processed, as well as the documents, equipment and IT systems relating to the personal data processing;

i)	the data controller shall be entitled to review whether the above principles of the processing of the personal data are being observed and as such the data controller’s representatives will be entitled to demand that the data processor’s representatives provide to the data controller the necessary information concerning the way in which the data processor processes the personal data contained in the data filing system;

j)	any inspection of whether the above principles of the personal data processing are being observed may only take place after the data controller has notified the data processor of the intention of carrying out such an inspection at least two days in advance of the date of the commencement of the inspection, and has indicated in writing the persons designated to carry out the inspection; an inspection may be exercised by the data controller at the location where the personal data are being processed – between the hours of 9 a.m. and 4 p.m. on any business day;

k)	following the inspection, the data controller may draw up recommendations concerning the improvement of the quality of the safeguarding of the personal data, as well as the means of its processing by the data processor and the means of remedying any identified irregularities, which the data processor is obliged to immediately remedy not later than 30 days after the data controller’s notification of its observations;

l)	upon the expiry or termination of this Agreement the data processor shall be obliged to transfer the personal data to the data controller or delete all the personal data, within seven days of receiving the data controller’s instruction; the deletion of the personal data shall be understood as the erasing of the personal data, or their modification in such a way that the identity of the persons to whom the data refers cannot be established.

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§ 8. Intellectual property

1.	The Parties acknowledge that all rights to materials, Investigational Medicinal Product, data bases, notes, analyses, lists, studies or any other documents, as well as names and graphic signs made available to CRO by the Sponsor in any manner whatsoever, shall remain the property of the Sponsor and CRO shall not acquire any rights thereto, except for the right of use thereof during execution of the Agreement for the purpose of conducting the Study in the manner permitted by the Sponsor.

2.	Inventions or discoveries whether or not patentable, processes, trade secrets, data, improvements, and/or patents relating to the Investigational Medicinal Product or otherwise arising from the Study, conceived, generated, developed or first reduced to practice, as the case may be, during the term of this Agreement (hereinafter called “Inventions”), either by the CRO, its employees, sites, investigator or any other Sub-contractors related to this Agreement shall be the property of the Sponsor.

3.	The CRO its employees, sites, investigator or any other Sub-contractors will promptly inform Sponsor of any Invention or discovery arising from the Study, and assign its rights in relation to all intellectual property rights and know how, and provide reasonable assistance to the Sponsor in filing or prosecuting intellectual property rights, at the expense of the Sponsor.

§ 9. Duration of the Agreement and its termination

1.	The Agreement is concluded for a specified period of time and shall be valid from the Effective Date until the termination of the Study unless any circumstances indicated below should occur.

2.	Each Party has a right to terminate the Agreement with immediate effect in case of a material breach by the other Party of the obligations resulting from the Agreement if a default is not cured within 30 (thirty) days from the date of delivery of a written notice on the discovered breach to the other Party.

3.	The Sponsor has a right to terminate the Agreement upon 90 days’ written notice without giving cause and CRO has a right to terminate the Agreement upon 120 days’ written notice without giving cause.

4.	Upon receipt of the notice of termination of the Agreement from the Sponsor by CRO or dispatch of the same to the Sponsor by CRO, CRO shall make all possible efforts to terminate or transfer further conduct of any unfinished Services as soon as possible, according to the

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Sponsor’s instructions. In such a case, CRO shall cease to provide Services or undertake further obligations in connection with the Services unless Parties agreed otherwise in writing.

5.	The Sponsor undertakes an obligation to reimburse CRO for all necessary and actual costs connected with the termination or expiration of the Agreement as well as to pay CRO due remuneration, in particular to reimburse CRO for any expenses incurred (so called “pass through costs”) or to be incurred in relation to provision of the Services from which CRO cannot withdraw. Promptly after the date of the Agreement termination or expiration, CRO shall issue an invoice for the above costs and expenses to the Sponsor.

§ 10. Non-Solicitation Clause

1.	The Sponsor undertakes an obligation that it shall not employ any employee of the CRO , in its own enterprise or in any company under its control, during the term of the Agreement and for the period of 2 years from the date of termination or expiry hereof.

2.	In the event of employing the above mentioned persons, the Sponsor shall be obliged to pay a contractual fine in the amount of Euro 50 000 (say: fifty thousands) per each person employed within 7 days from the receipt of the call for payment. Payment of contractual fine shall not deprive CRO of its right to claim damages exceeding the amount of the contractual fine reserved.

§ 11. Final provisions

1.	Neither Party shall be liable to the other Party in connection with this Agreement for any indirect, consequential (including without limitation lost profits), incidental, special or punitive damages.

2.	CRO shall not bear any liability connected with the Investigational Medicinal Product, including liability for administering the Investigational Medicinal Product. CRO’s liability due to negligence, non-adherence to professional standards or breach of the Agreement shall be limited to the double amount of the remuneration (CRO fee) received.

3.	Sponsor shall defend, indemnify, and hold harmless CRO, its affiliates and their respective directors, officers, employees, consultants, sub-contractors, independent contractors, and agents from and against any and all losses, claims (including third party claims), actions, damages, liabilities, awards, costs and expenses (including reasonable legal counsel fees and expenses), whether joint or several, relating to or arising from or in connection with this Agreement or the Services contemplated herein, including but not limited to, the Study, test, specifications,

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compound, device, placebo or Investigational Medicinal Product, potential product or procedure performed or administered as a result of the Protocol and this Agreement or any litigation, investigation or other proceeding relating to any of the foregoing, unless as a result of CRO’s its affiliates and their respective directors, officers, employees, consultants, sub-contractors, independent contractors, and agents negligence, non-adherence to professional standards or breach of the Agreement.

4.	CRO shall defend, indemnify, and hold harmless Sponsor, its affiliates and its and their respective directors, officers, employees, and agents from and against any and all losses, claims (including third party claims), actions, damages, liabilities, costs and expenses (including reasonable legal counsel fees and expenses) (“Sponsor Losses”) but only to the extent such Sponsor Losses are related to or arise from or in connection with CRO’s negligence, non-adherence to professional standards or breach of this Agreement, except to the extent that such Sponsor Losses arise from (i) the negligence or reckless or willful act or omission of Sponsor, its affiliates or its and their respective directors, officers, employees, contractors or agents; or (ii) any breach of this Agreement by Sponsor, its affiliates, or its and their respective directors, officers, employees, contractors or agents.

5.	The Party seeking indemnity will give the indemnifying party prompt written notice (within 15 days knowledge) of any matter upon which such indemnified party intends to base a claim for indemnification (an “Indemnity Claim”). The indemnified party shall have the right to participate jointly with the indemnifying party, at its own expense, in the defense, settlement or other disposition of any Indemnity Claim.

6.	In no event shall either Party be liable to the other in case of not being able to perform its obligations hereunder due to a natural disaster, general strike, war, riots, fire, order of the authorities or any other unforeseeable and unpreventable circumstances, provided that such Party unable to perform its obligation will do its best effort to fulfill its obligations. The Party affected by such circumstances shall immediately notify the other Party of this fact in writing, providing any relevant information regarding the matter.

7.	No Party may assign any rights or obligations resulting from the Agreement to any third party without prior written consent of the other Party.

8.	Any representations of the Parties as specified herein shall be made in writing, otherwise null and void.

9.	Except for cases expressly indicated in the Agreement, all statements, notices, calls etc. connected with the Agreement must be delivered to the addresses of the Parties defined in the preamble hereof, otherwise void and ineffective. Either Party should notify the other of the change of its address in accordance with this paragraph. Such notice shall be deemed properly

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served by the Party after its receipt by the addressee. All and any notices and statements sent thus far in connection with this Agreement to the addresses given above shall be deemed as served effectively.

10.	Provisions of § 4, § 6, § 8 and § 10 of the Agreement shall remain in force despite its expiry or termination for any reason.

11.	For the avoidance of doubt, this Agreement and the Protocol may only be amended by the agreement in writing of duly authorized signatories of Sponsor and CRO, otherwise being null and void. Changes in the Protocol may imply changes in the total course of the Study (costs, time-lines etc.).

12.	If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.	The Agreement and any matters connected herewith shall be governed by the laws of England, excluding its rules for choice of law. Any dispute relating to or arising in connection with this Agreement, which is not settled within a reasonable time, shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (“ICC”) by one arbitrator appointed in accordance with the said rules. The award shall be final and binding and enforceable in any court of competent jurisdiction. The arbitration shall be held in London, United Kingdom, in English language.

14.	The Agreement has been drawn up in two identical counterparts, one counterpart for each of the Parties.

CRO: /s/ Anna Baran	Sponsor: /s/ Amos Ron
/s/ Mike Jagielski	Vascular Biogenics Ltd.
Amos Ron, CFO
January 1, 2014

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Attachment No. 1

Scope of Services:

Study Assumptions

Division of Responsibilities CRO - Sponsor

STUDY ASSUMPTIONS
Number of countries involved	3
COUNTRIES INVOLVED	[***]	[***]	[***]	[***]
CRA staff involved	4	2	1	1
STUDY SITES	12	6	4	2
PATIENTS ENROLLED (# of expected)	110	45	27	38
NUMBER OF PATIENT’s VISITs IN SITE DURING THE STUDY	11
PLANNED NUMBER OF PAYMENTS FOR PI AND SITES DURING THE STUDY	4

Service Agreement

for a Clinical Study Conduct

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CONFIDENTIAL

Division of Responsibilities CRO - Sponsor

	KCR	VBL Ltd.	Comments
STUDY INIATIATION

Protocol development		X

Protocol review	X	X	KCR Medical Director to review the draft of study protocol and provide VBL with comments.

Protocol approval		X

Protocol printing	X

Protocol distribution to sites	X

Preparation of amendments		X

CRF design and development (e CRF)		X

CRF review & approval		X

Preparation of master Informed Consent (IC) and Patient Information Sheet (PIS)		X

Revision and translation of Informed Consent and Patient Information Sheet according to local Ethical Committee requirements	X

Final approval of country specific IC and PIS		X	Based on back translation of local of Informed Consent and Patient Information Sheet. Approval process according to KCR SOP.

Monitoring Plan development	X		Draft of Monitoring Plan to be provided to VBL by 5th November 2012.

Monitoring Plan approval		X	Final version of Monitoring Plan to be approved by VBL by 15th November 2012

Recruitment Plan development	X		Recruitment Plan to be provided to VBL by 5th November 2012.

Trial Master File Set-up	X

Distribution of Site Documents	X

Randomization schedule preparation	X		Task will be subcontracted to ALMAC.

Service Agreement

for a Clinical Study Conduct

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CONFIDENTIAL

	KCR	VBL Ltd.	Comments
REGULATORY / ETHICS COMMITTEE SUBMISSIONS
Preparation of the documentation for Ethics Committees	X	X

VBL to provide:

•   Investigator’s Brochure

•   IMPD

•   CRF

•   Insurance certificate

•   Patient rated scales/diaries

•   Certificate of analysis

•   Drug label

•   Manufacturing authorisation

•   GMP certificate

KCR to provide VBL with country specific requirements regarding submission and to prepare submission package.

Submission of the documentation for Ethics Committees and follow up until authorisation	X

Preparation of the documentation for Regulatory Authorities	X	X	VBL to provide: • Investigator’s Brochure • IMPD • CRF • Insurance certificate • Patient rated scales/diaries - Certificate of analysis

	X	X	• Drug label • Manufacturing authorisation • GMP certificate KCR to provide VBL with country specific requirements regarding submission and to prepare submission package.

Submission of the documentation for Regulatory Authorities and follow up until authorisation	X

TRANSLATIONS

Translations	X		Relevant for patient-related documents, labels, Power of Attorney
SITE RECRUITMENT AND INITIATION

Investigator Pre-Qualification	X

Investigator’s Site Selection	X

Final Site Selection	X	X	KCR to provide VBL with

Service Agreement

for a Clinical Study Conduct

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CONFIDENTIAL

	KCR	VBL Ltd.	Comments
pre-study visit reports and lists of recommended sites in all selected countries. VBL to approve selected sites.

Conduct Site Selection Visits	X

Negotiate Investigators/Sites Contracts	X

Final Approval for Investigators/Sites Contracts		X

Signature on Investigators/Sites Contracts	X

Regulatory Documents collection & review	X

Conduct Site Initiation Visits	X

INVESTIGATOR MEETING

Investigator’s Meeting Planning	X

Investigator ‘s Meeting Preparation	X	X

VBL to present:

•   VB-201: Scientific Background

•   Phase I/II Experience & Development Plan

•   Study Design & Objectives

•   Protocol Overview

•   Eligibility Criteria

•   Study Specific Procedures

•   Study Assessment Scales

•   Sigmoidoscopy/ colonoscopy KCR to present:

•   Timelines & Recruitment Strategies

•   ICH GCP Refreshment

Investigator’s Meeting Attendance	X	X

CENTRAL LABORATORY MANAGEMENT

Central Laboratory Supplies and Logistic Set-up/Courier Management	X	X	Task to be subcontracted to SYNEVO managed by KCR. VBL to subcontract the laboratory in charge of biomarkers and trough levels assessment.

Central Laboratory Management	X

STUDY DRUG MANAGEMENT			Labeling, Packaging, Distribution and Data Services (including IXRS) tasks to be subcontracted to Almac managed by KCR.

Provide materials of sufficient quality for use in Almac’s processing facility (eg. dusty tablets are unacceptable)		X

Ensure materials provided are suitable for use in GMP facilities/operations and of sufficient quality for human clinical trials		X

Service Agreement

for a Clinical Study Conduct

18/37

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CONFIDENTIAL

	KCR	VBL Ltd.	Comments

Notification to KCR and Almac, prior to receipt of the material and present on the delivery documentation regarding materials requiring any special handling requirements such as, Genetically Modified Organism (GMO), cytotoxic, antibiotics		X

Provide specific testing specifications prior to arrival at ALMAC		X

Provide source documentation (eg Certificates of Analysis) confirming the expiry date for each input material supplied		X

Provide Transmissible Spongiform Encephalopathy (TSE) certification for manufacturing and primary packaging components prior to use		X

Provide Material Safety Data Sheet(s) (MSDS) sufficiently describing potency, solubility, potential hazards and transportation information prior to arrival of material at Almac		X

Arrangement of any relevant importation procedures		X

Ensure materials are stored and shipped under appropriate conditions with temperature monitors (where applicable).		X

Provide information on the cumulative time the product (refrigerated or frozen) can be out of its specified conditions for processing		X

Tablets, shells, capsules and/or powdered substances will be provided in sealed, tamper evident drums		X

Notification to Almac if the last day of the month is not the appropriate expiry date where format of month/year is used		X

Each container of materials delivered to Almac will be labeled with the following information (at a minimum): Description (in English), including

Strength Batch/Lot Number

KCR name and address

Shipped from name

and address

Expiry/Retest/Valid until Date

Quantity/Weight

Unit Weight

Container Number

Storage Conditions,

e.g. 2 to 8°C

Applicable protocol

(if possible)

Special Handling Conditions, e.g. cytotoxic

If the information above cannot be included on the

labels, it will be included with the shipping

documents

X

Service Agreement

for a Clinical Study Conduct

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CONFIDENTIAL

	KCR	VBL Ltd.	Comments
Shipments to Almac must include a delivery note or packing list which clearly state the contents and the storage conditions		X

Deliveries of materials which require special handling per 1.3 must be clearly marked on documents and the container		X

All materials classified as dangerous goods must be delivered per International Air Transport Association (IATA) regulations		X

Monitoring of recalls and notification to Almac within one working day should a recall occur (including comparator)		X

Where the Sponsor is responsible for the supply of a Non-Investigational Medicinal Product which is manufactured outside the EU and will be handled by Almac Craigavon, the sponsor is responsible for ensuring that the product is manufactured in accordance with the principles and guidelines of Good Manufacturing Practice (GMP) and is of appropriate quality for the purposes of the trial		X

Determination of the acceptability of drug products or clinical kits after a temperature excursion during transit or storage based on data provided		X

Determination of appropriate kit design based on the clinical protocol		X

Determination of expiry date associated with packaged materials (on label if applicable)		X

Determination of quantity of clinical kits to manufacture within each operation, depending on drug product information (eg expiry date) and protocol information		X

Review and/or approval of Interactive Response Technology (IRT) specifications		X

Participation in IRT User Acceptance Testing (UAT)		X

ALMAC SUPPLIED MATERIALS

Review and Approval of specifications	X

MEDICATION NUMBER (MED) LISTS

Approval of the random schemes and Med Lists based on the clinical protocol requirements		X

Provide Med Lists in an appropriate electronic format (per Attachment 2) at least three weeks prior to operations or prior to the first shipment if distribution only		X

For multiple Med Lists supplied for a single project, provide Med Lists such that sequence numbers are not duplicated across lists		X

Service Agreement

for a Clinical Study Conduct

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CONFIDENTIAL

	KCR	VBL Ltd.	Comments
LABELS

Ensure all electronic files provided use Arial Unicode as the default font		X

Provide label text for each component and label type in electronic form AND as a fixed text (i.e. uneditable PDF). Name and version number should be included on all documents for ease of identification		X

Provide sample labels in advance to assess compatibility with Almac equipment and materials (if applicable)		X

Labels provided to Almac by the KCR for overstrike/overprinting or labeling operations will be considered approved (Quality and Regulatory) by KCR		X

Provide label translations including a back translation of the label text to English.	X

Provide country specific regulatory requirements, pertinent to labels, for each country within the protocol	X

Approval of label proofs for each component and country within the protocol and verify acceptability of translations (where applicable)		X

SAMPLES – GENERAL

Generation of documentation which defines the standard retain and reserve samples to be obtained by Almac		X

Determination of destruction or return of samples 10 years or older		X

SAMPLES - ANNEX 13 SAMPLES FOR EU

Provide Almac with information regarding the product origin and supply chain to enable Almac to determine sampling requirements on a study by study basis		X

Perform sampling of reference and retention samples of Investigational Medicinal Product (IMP) and modified/repackaged Comparators in Europe in accordance with Annex 13		X

Provide details of the site in Europe (if not Almac), responsible for the storage of such samples, if the Almac QP is responsible for Final Release		X

PRODUCTION

Pre-approval of primary and secondary master batch documents (methods). Ensure batch documentation adequately describes a process to support the protocol. e.g. blindness and kit design		X

Pre-approval of batch-specific documents prior to any labeling or production operations (Packaging Specifications)		X

Service Agreement

for a Clinical Study Conduct

21/37

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CONFIDENTIAL

	KCR	VBL Ltd.	Comments
Pre-approval of any rework or reprocessing of finished materials prior to commencement		X

For products packaged in the antibiotic facility (Craigavon only), VBL will confirm the appropriate environmental conditions and ensure this information is detailed in the batch document		X

DISTRIBUTION AND DEPOT SERVICES

Confirm regulatory and ethics approvals are in place prior to requesting supplies be dispatched	X

Identify “do not ship after” date and ensure orders are not generated after such date		X

Review and approve Distribution Instructions (Almac generated) prior to the receipt of the first shipment order		X

Management of approval for each country or site (Regulatory Release)	X

Responsible for the management of the in-country distribution depots	X

RETURNS

Confirmation in writing that finished product returned from clinical depots/sites back into Almac inventory for reprocessing have been stored under appropriate conditions and justification is available for reuse		X

Retention of documentation to record the reason for any drug returns and disposition of returned material		X

Performance of drug accountability at the clinical site	X

PRODUCT DISPOSITION

Review and approval of executed batch documentation		X

Assign final product batch disposition relating to manufacturing activities performed by Almac		X

IMPORTING QUALIFIED PERSON (QP) FOR DRUG PRODUCT MANUFACTURED OUTSIDE OF THE EEA

Provide documentation to confirm that the Drug Substance (in the case of biological products only) and the drug product manufacturing (including packaging and labeling) and testing sites operate to the standards of EU/EEA GMP or equivalent		X

Verify that the manufacturing (including packaging and labeling) and testing sites operate to the standards equivalent to EU GMP in support of a QP Declaration		X

Service Agreement

for a Clinical Study Conduct

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CONFIDENTIAL

	KCR	VBL Ltd.	Comments

Audit the manufacturing sites (including packaging and labeling) and testing sites (release and stability) in support of a QP Declaration where confirmation of GMP to the relevant standards cannot be provided		X

Determine the requirement for testing of the IMP on import and communicate accordingly		X

Provide sufficient samples to facilitate import testing		X

Provide a QP Declaration in support of a request for authorization of a clinical trial		X

INTERMEDIATE QUALIFIED PERSON (QP) RELEASE

Verify all activities performed in the supply chain, up to receipt of the Drug Product at Almac, are in compliance with the relevant standards of GMP, the PSF and the submitted CTA		X

FINAL QUALIFIED PERSON (QP) RELEASE

Provide accurate and reliable information for product evaluation to support Final QP Release		X

Supply all requested documentation necessary to facilitate Final QP Release in a timely manner		X

Provide details of all manufacturing (including packaging and labelling), storage, testing sites (release and stability) including contractors involved in the supply chain		X

Provide the Final Releasing QP with visibility of all factors that could potentially influence product quality and thus the decision to release the IMP. This includes information pertaining to the manufacture (including packaging and labeling), storage and testing. For example, deviations and out of specification results.		X

For biological products, provide documentation to confirm compliance with EU/EEA GMP (or equivalent) for the following :

Storage sites for Working Cell Banks

Drug Substance and Drug Product manufacturing sites

(including packaging and labelling)

Drug Substance and Drug Product testing sites (release and stability)

X

For chemical products, provide documentation to confirm compliance with national GMP standards for the drug substance		X

For chemical products, provide documentation to confirm compliance with EU/EEA GMP (or equivalent) for the following :

Drug Product manufacturing sites (including packaging and labelling)

Drug Product testing sites (release and stability)

X

Service Agreement

for a Clinical Study Conduct

23/37

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CONFIDENTIAL

	KCR	VBL Ltd.	Comments

Audit the manufacturing sites (including packaging and labelling) and testing sites (release and stability) to support Final QP Release where confirmation of GMP to the relevant standards cannot be provided		X

Ensure that Drug Substance and Drug Product processes and analytical methods are appropriately validated for the stage of development		X

Maintain the Product Specification File (PSF) such that traceability to previous versions is retained and provide to the QP as requested		X

Ensure that the PSF is consistent with the current Investigational Medicinal Product Dossier (IMPD)		X

Update the Final Releasing QP of any pertinent amendments to the PSF		X

Provide updates to the Final Releasing QP regarding the submission status of the Clinical Trial Application (CTA), including any withdrawals, refusals, issues, queries or remarks during assessment of the submitted CTA		X

Inform the Final Releasing QP of any updates to the CTA in relation to the IMPD, protocol and label text		X

Provide the Final Releasing QP with any pertinent information regarding product stability that could impact the assigned expiry date		X

Provide stability data to the Final Releasing QP to support expiry updates that are managed via re-labeling or by Interactive Response Technology (IRT)		X

FINAL QUALIFIED PERSON (QP) RELEASE

Inform the Final Releasing QP of any major or critical issues regarding Drug Substance or Drug Product manufacturing (including packaging and labelling) or testing sites including issues highlighted by regulatory authorities		X

Notification of the QP when a recall is being considered		X

Involve the Almac QP in the decision to recall materials when the Almac QP is responsible for final release		X

JUST-IN-TIME RELEASE AT ALMAC

Provision of documented evidence that any expiry update being applied via JIT processes has been accepted by the relevant countries involved in the protocol		X

Provide a document signed by the QP when JIT activities

involve the application of a printed label for studies where an Almac QP has no prior responsibilities. This is to verify that the content of the label is acceptable from a regulatory perspective.

X

Service Agreement

for a Clinical Study Conduct

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CONFIDENTIAL

	KCR	VBL Ltd.	Comments
STUDY MONITORING

Conduct Site Monitoring Visits	X

Communication with Sites	X

Monitoring visit reports preparation and review	X

Monitoring visit reports final approval		X

100 % SDV	X

Periodic Regulatory Document Collection / Updates (Investigator’s Master File management)	X

Data review/correction on all CRF’s	X

Resolution of Queries with Sites	X

SAE Reconciliation with Sites	X

Conduct Site Close-out / Termination Visits	X

Drug accountability during study and final drug record reconciliation	X

End of Study Notification to Regulatory Agencies/ECs	X

CLINICAL STUDY MANAGEMENT

Maintain Central Trial Master File	X

Fortnightly enrolment updates and Weekly Status Reports to Sponsor	X

Administered Investigator’s Payments	X

Prepare and Distribute Newsletter (if applicable)		X	Item will be agreed upon progress of recruitment in the study.

Central File Archiving		X

Clinical Team Communication	X		KCR to provide Communication Plan.

MEDICAL MONITORING

Development of Medical Monitoring Plan		X

Provide Medical Oversight to CRO Project Team		X

Medical Communication/Consultation with Sites		X

Patient Eligibility - Medical Review		X

Review Safety Data Listing		X

Review CRFs for safety/efficacy		X

Review Safety Laboratory Data		X

Review of Data Management Coding		X

Review of Data Management SAE reconciliation		X

SAFETY MONITORING

Safety Plan Preparation		X

SAE Reporting Procedure and Database Set-up		X

Service Agreement

for a Clinical Study Conduct

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CONFIDENTIAL

	KCR	VBL Ltd.	Comments
Receipt & Review of Initial SAE Report from Site	X

Tracking /Analyzing SAE Report		X

Entering SAE into Database		X

Writing SAE Narrative		X

Expectedness Judgment for SAE & Regulatory Reporting Assessment		X

Final Medical and Regulatory Judgment		X

Preparing Annual Report for Competent Authority in EU (inc. safety update)		X

Submitting Annual Report to Competent Authority in EU (inc. safety update)	X

Reporting Expedited SAEs to Regulatory Authorities		X

Reporting Expedited SAEs to Investigators and EC		X

Ongoing SAE File Maintenance		X

DATA MANAGEMENT

Preparation of Data Management Documentation such as Data Management Plan, Data Review Plan, Data Handling Guiding		X

EDC collector development		X

Data Review, Query Generation		X

Query Resolution	X

Import of Electronic (Laboratory) Data	X	X	Task will be subcontracted to Synevo managed by KCR.

Reconciliation of SAEs		X

Provision of data extracts during study to support interim analyses		X

Documentation Maintenance		X

Archiving of EDC tool, Archiving of Data Management Material		X

STATISTICS AND REPORTING

Development of Statistical Analysis Plan		X

Final Approval for Statistical Analysis Plan		X

Creation of Analysis Dataset (Statistical analysis of the dataset)		X

Programming of Tables, Figures and Listings		X

PK parameters calculation		X

Development of interim and final Integrated Statistical/Clinical Report in conformity to ICH guideline and CTD		X

Review of final Integrated Statistical/Clinical Report in conformity to ICH guideline and CTD		X

Final Approval for clinical Study Report		X

Service Agreement

for a Clinical Study Conduct

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CONFIDENTIAL

	KCR	VBL Ltd.	Comments

Writing of SAE and AE Discontinuation Narratives		X

AUDITS

Conduct of GCP Audits of Investigator’s Sites	X

Conduct of Quality Assurance Audit of Database		X

Conduct of Quality Assurance Audit of Central Laboratory	TBD

PROJECT MANAGEMENT

Management of the study team	X

Communication with study sponsor and vendors	X

Coordination of start-up activities, realization phase and closure	X

Oversees the regulatory document collection and submission process.	X

Control and track the budget monthly and cumulative realization	X

Preparation of Risk Management Plan and/or Contingency Plan, if required	X		KCR to provide Risk Management Plan till end of October 2012.

CONTRACTS AND PAYMENTS

Preparation of study contracts	X

Signature and payments	X	X

Payment of Ethics Committees’ fees	X

Service Agreement

for a Clinical Study Conduct

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CONFIDENTIAL

Attachment No. 2

Timelines

STUDY TIMELINES
[***]	[***]

Service Agreement

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Protocol VB-201-064	VB-201

Attachment No. 3

Study Protocol

CLINICAL PROTOCOL

Title:	A Randomized, Double-Blind, 12-Week, Placebo-Controlled Study Followed by a 12-Week Extension Phase Without Placebo to Evaluate the Efficacy and Safety of Oral VB-201 in Subjects with Mild to Moderate Ulcerative Colitis

Protocol No.	VB-201-064

Eudra CT No.:	2012-003974-18

Investigational	VB-201
Product:

Indication:	Ulcerative Colitis

Development Phase:	2

Sponsor:	Vascular Biogenics Ltd. 6 Jonathan Netanyahu St., Or Yehuda 60376 Israel Phone: 972-3-6346450 Fax: 972-3-6346449

Version:	1.1

Date:	21 Aug 2012

CONFIDENTIAL

This document contains proprietary and confidential information of Vascular Biogenics Limited (VBL). Acceptance of this document constitutes agreement by the recipient that no previously unpublished information contained herein will be published or disclosed without the prior written approval of VBL, with the exception that this document may be disclosed to study personnel under your supervision who need to know the contents for conducting the study and appropriate Institutional Review Boards (IRBs)/Ethics Committees (IEC) under the condition that the personnel have agreed to keep this information confidential. The foregoing shall not apply to disclosure required by governmental regulations or laws; however, VBL shall be promptly notified of any such disclosure.

VBL	Page 1 of 60
Confidential Information	Protocol version 1.1, 21 Aug 2012

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Protocol VB-201-064	VB-201

AUTHOR SIGNATURE PAGE

The undersigned have written, reviewed and approved the following protocol:

Yael Cohen, M.D
Vice President,
Clinical Development
Vascular Biogenics Ltd
	Signature	Date

Naamit Sher, PhD
Vice President
Drug Development & RA
Vascular Biogenics Ltd
	Signature	Date

Natanya Slomovitz
Project Statistician
Vascular Biogenics Ltd
	Signature	Date

VBL	Page 2 of 60
Confidential Information	Protocol version 1.1, 21 Aug 2012

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Protocol VB-201-064	VB-201

CONFIDENTIALITY AND INVESTIGATOR STATEMENT

Vascular Biogenics Limited

Clinical Research Protocol VB-201-064

Draft Protocol

The information contained in this document and all information provided to you related to VB-201 (“drug”) are the confidential and proprietary information of Vascular Biogenics Limited (Sponsor) and except as may be required by federal, state or local laws or regulations, may not be disclosed to others without prior written permission of Sponsor. The Principal Investigator may, however, disclose such information to supervised individuals working on the Drug, provided such individuals agree to be bound to maintain the confidentiality of such Drug information.

I agree to abide by the statement of confidentiality.

I agree to conduct the study according to this protocol and have read and agree to comply with the Investigator’s Responsibilities. Any changes in procedure will only be made if necessary to protect the safety, rights, or welfare of subjects.

I agree to comply with the current International Conference on Harmonisation (ICH) Guideline on Good Clinical Practice (GCP), applicable laws and regulations, and the Declaration of Helsinki.

I agree to conduct the Study in person or to supervise the Study.

I agree to ensure that all who assist me in the conduct of the Study have access to the Study protocol and any amendments and are aware of their obligations.

Principal Investigator	Date (dd/mmm/yyyy)

Printed Name:

Institution:

Address:

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Protocol VB-201-064	VB-201

Table of Contents

CLINICAL PROTOCOL				1

CONFIDENTIALITY AND INVESTIGATOR STATEMENT				3

1	STUDY SYNOPSIS			7

2	EVALUATION			17

3	LIST OF ABBREVIATIONS			18

4	INTRODUCTION			21

	4.1	Ulcerative Colitis: Pathophysiology and Unmet Medical Need		21

	4.2	Name and description of the investigational product		22

	4.3	Summary of findings from nonclinical studies relevant to the trial		22

	4.4	Summary of findings from clinical trials		23

		4.4.1	VB-201 Phase I Studies	23

		4.4.2	VB-201 Phase II studies	23

	4.5	Rationale for Route of Administration, Pharmaceutical Form, Dosage, Dosage Regimen and Treatment Period		25

	4.6	Rationale for the Modified Mayo Score		26

5	OBJECTIVES			26

	5.1	Safety Objective		26

	5.2	Efficacy Objective		26

6	INVESTIGATIONAL PLAN			26

	6.1	Study Design		26

	6.2	Number of Subjects		27

	6.3	Subject Identification Number and Randomization Number		27

	6.4	Subject Selection		27

		6.4.1	Inclusion Criteria	27

		6.4.2	Exclusion Criteria	28

	6.5	Subject Screening and Randomization		31

	6.6	Duration of Participation		31

	6.7	Protocol Amendments		31

	6.8	Withdrawal Criteria		31

	6.9	Study/Study Site Termination		32

7	STUDY DRUG			32

	7.1	Formulation, Packaging, and Labeling		32

	7.2	Storage and Handling		33

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Protocol VB-201-064	VB-201

	7.3	Accountability		33

	7.4	Access to Blinded Treatment		33

	7.5	Administration of Study Drug		34

		7.5.1	Dosage	34

		7.5.2	Assignment of Treatment Cartons	35

		7.5.3	Compliance	35

8	PRIOR AND CONCOMITANT MEDICATION			35

9	OUTCOME MEASURES			36

	9.1	Efficacy Assessments		36

	9.2	Safety Assessments		37

		9.2.1	Physical Examination Assessments	37

		9.2.2	Clinical Laboratory & Other Safety Assessments	37

		9.2.3	Population Pharmacokinetics	39

		9.2.4	Study Withdrawals	39

		9.2.5	Adverse Events and Serious Adverse Events	39

10	SCHEDULE OF STUDY ASSESSMENTS			39

	10.1	Screening Visit		40

	10.2	Baseline (Day 1)		41

	10.3	Week 2, 4, 8, 14, 16, 20		42

	10.4	Weeks 12 and 24/Early Termination		42

	10.5	Week 28		43

11	ADVERSE EVENTS			44

	11.1	Definition of Adverse Event		44

	11.2	Definition of Serious Adverse Event		45

	11.3	Reporting and Documentation		46

	11.4	Subject Stopping Rules		47

	11.5	Pregnancy		47

12	STATISTICAL CONSIDERATIONS			48

	12.1	Statistical Methods		48

		12.1.1	Comparisons of Interest	48

		12.1.2	Sample Size Determination	48

		12.1.3	Subject Population/Data Sets To Be Evaluated	48

		12.1.4	Randomization	49

	12.2	Statistical Analyses		49

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Protocol VB-201-064	VB-201

		12.2.1	Subject Disposition	49

		12.2.2	Demography	50

		12.2.3	Efficacy Analysis	50

		12.2.4	Safety Analysis	53

		12.2.5	Concomitant Medications	54

13	DATA RECORDING, MONITORING, AND RETENTION			55

	13.1	Source Documents		55

	13.2	Electronic Case Report Forms (eCRFs)		55

	13.3	Record Retention		55

	13.4	Monitoring Requirements		55

	13.5	Subject Confidentiality		56

14	ETHICS			57

	14.1	Ethical Conduct of the Study		57

	14.2	Local Regulatory Approval		57

	14.3	Ethics Committee Approval		57

	14.4	Subject Information and Informed Consent		58

15	PUBLICATION			58

16	REFERENCES			59

	APPENDICES			60

	17.1	Appendix A: Modified Mayo Score		60

Table of Tables

Table 1	Schedule of Procedures for VB-201-064 (UC)	17

Table 2	VB-201 Drug Distribution	34

Table 3	Clinical Assessments Relating to Efficacy	36

Table 4	Physical Examination Assessments Relating to Safety	37

Table 5	Clinical Laboratory & Other Assessments Relating to Safety	38

Table 6	Population Pharmacokinetics	39

Table of Figures

Figure 1	VB-201-064 Study Flowchart	16

1

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Protocol VB-201-064	VB-201

STUDY SYNOPSIS

Title of Study:	A Randomized, Double-Blind, 12-Week, Placebo-Controlled Study Followed by a 12-Week Extension Phase Without Placebo to Evaluate the Efficacy and Safety of Oral VB-201 in Subjects with Mild to Moderate Ulcerative Colitis

Sponsor:	VBL

Phase:	Phase 2

Subject Population:	[***]

Safety Objective:	To examine the safety and tolerability of 12 weeks treatment with VB-201 taken at 80 mg/day for 2 weeks followed by 160 mg/day (80 mg twice daily [BID]) for 10 weeks or placebo for 12 weeks followed by 12 additional weeks of VB-201 (placebo subjects will cross over to VB-201) in subjects with UC

Efficacy Objective:	To examine the effect of 12 weeks’ treatment with VB-201 (taken as described above) or placebo followed by 12 additional weeks of VB-201 (placebo subjects switched to VB-201) on measures of disease activity in subjects with UC

Study Design:	[***]

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Dosage Regimen and Treatment Groups	[***]

Investigative Product Name and Description	[***]

Number of Subjects:	[***]

Duration of Participation:	[***]

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Eligibility Criteria

Inclusion Criteria	[***]

Exclusion Criteria	[***]

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[***]

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[***]

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[***]

Concomitant Medications:	[***]

Safety Endpoints:	[***]

Base Phase Primary Efficacy Endpoint:	[***]

Extension Phase Primary Efficacy Endpoint:	[***]

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Base Phase Secondary Endpoints:	[***]

Extension Phase Secondary Efficacy Endpoints:	[***]

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[***]

Base Phase Tertiary Endpoints	[***]

Extension Phase Tertiary Endpoints	[***]

Population Pharmacokinetics	[***]

Compliance Measures	[***]

Study Conduct	[***]

Statistical Methods	[***]

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[***]

Rationale for Number of Subjects:	[***]

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Figure 1 VB-201-064 Study Flowchart

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Table 1 Schedule of Procedures for VB-201-064 (UC)

2 Evaluation	[***]	[***]	[***]	[***]	[***]	[***]
Study Days	[***]	[***]	[***]	[***]	[***]	[***]
Assessment Window (± Days)			[***]	[***]	[***]	[***]
Informed Consent	X
Medical History & Demography[2]	X
Physical Exam	X				X
Inclusion/ Exclusion Criteria	X	X
Randomization		X
[***]	X
[***]	X				X
[***]	X	X	X	X	X	X5
[***]		[***]			[***]
[***]	X	X	X	X	X	X5
[***]		X	X6	X7	X
[***]		X	X6	X7	X
[***]	X
[***]	X
[***]	X				X
[***]	X9	X9,10			X9,10
[***]	X11	X12	X	X	X	X
[***]	X	X			X
[***]		X	X	X	X13
[***]			X	X	X
[***]	X	X	X	X	X	X
[***]		X	X	X	X	X
[***]			X	X	X
[***]	X16				X
[***]		X	X	X	X
[***]	X				X
[***]	X				X
[***]		X	X	X
[***]		X			X

[***]	[***]

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Protocol VB-201-064	VB-201

3 LIST OF ABBREVIATIONS

Abbreviation/ Acronym	Definition
AE	Adverse Event
ALT	Alanine transaminase
ANCOVA	Analysis of Covariance
ASA	Aminosalicylic Acid
AST	Aspartate transaminase
AUC	Area Under the Curve
BID	Twice Daily
BMI	Body Mass Index
CD	Crohn’s Disease
CPK	Creatinine Phosphokinase
CRA	Clinical Research Associate
CRO	Contract Research Organization
DAI	Disease Activity Index
dL	Deciliter(s)
DSM-LV-TR	Diagnostic and Statistical Manual of Mental Disorders, Fourth Edition Text Revision
DSS	Dextrane Sodium Sulfate
ECG	Electrocardiogram
eCRF	Electronic Case Report Form
EDC	Electronic Data Capture
ET	Early Termination
FDA	Food and Drug Administration
18FDG	Fluorodeoxyglucose
g	Gram(s)
GCP	Good Clinical Practice
GGT	Gamma Glutamyl Transferase
GMP	Good Manufacturing Practice
HDL	High Density Lipoprotein
Hgb	Hemoglobin
HIV	Human Immunodeficiency Virus

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Abbreviation/ Acronym	Definition
hsCRP	High Sensitivity C-Reactive Protein
IBD	Inflammatory Bowel Disease
IBDQ	Inflammatory Bowel Disease Questionnaire
IBS	Irritable Bowel Syndrome
ICH	International Conference on Harmonisation
IEC	Independent Ethics Committee
IL	Interleukin
IRB	Institutional Review Board
ITT	Intent-to-Treat
IUD	Intrauterine Device
IVRS / IWRS	Interactive Voice Response System/Interactive Web Response System
kg	Kilogram(s)
LDL	Low Density Lipoprotein
LOCF	Last Observation Carried Forward
MCHC	Mean Corpuscular Hemoglobin Concentration
MCV	Mean Corpuscular Volume
MedDRA	Medical Dictionary for Regulatory Activities
mg	Milligram(s)
MITT	Modified Intent-To-Treat
mm	Millimeter(s)
msec	Millisecond(s)
MTD	Maximum Tolerated Dose
NYHA	New York Heart Association
PASI	Psoriasis Area and Severity Index
PET-CT	Positron Emission Tomography – Computed Tomography
PGA	Physician Global Assessment
PIF	Pregnancy Information Form
QD	Once Daily
Q12H	Every 12 Hours
RBC	Red Blood Cell
SAE	Serious Adverse Event

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Protocol VB-201-064	VB-201

Abbreviation/ Acronym	Definition
SAP	Statistical Analysis Plan
SCID	Severe Combined Immunodeficiency
SOC	System Organ Class
TEAE	Treatment-Emergent Adverse Event
TLR	Toll Like Receptor
TNBS	Trinitrobenzene Sulfonic Acid
TNF-a	Tumor Necrosis Factor-a
TBR	Target to Background Ratio
UC	Ulcerative Colitis
µL	Microliter(s)
ULN	Upper Limit of Normal
URI	Upper Respiratory Infection
UTI	Urinary Tract Infection
VBL	Vascular Biogenics Ltd.
W	Week(s)
WBC	White Blood Cell
WHO	World Health Organization

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Protocol VB-201-064	VB-201

4	INTRODUCTION

4.1	Ulcerative Colitis: Pathophysiology and Unmet Medical Need

Ulcerative colitis (UC) is a chronic, relapsing inflammatory disease of the colon and rectum characterized by alternating episodes of remission and spontaneous relapse.1,3 The extent and severity of colon involvement are variable. In its most limited form it may be restricted to the distal rectum (ulcerative proctitis), while in its most extended form the entire colon is involved (pancolitis).

Because Crohn’s disease (CD) can involve the colon and shares clinical manifestations with UC, these entities are each considered as an inflammatory bowel disease (IBD), although they are clearly distinct entities. UC is the most common form of IBD worldwide. In contrast to CD, UC is a disease of the mucosa that is less prone to complications and can be cured by means of total colectomy.

Bloody diarrhea with or without mucus is the hallmark of UC. Other clinical characteristics of UC include non-bloody diarrhea, abdominal pain, and extra-intestinal manifestations involving the skin, liver and other sites.4

Although the etiology of UC is unknown, a dysregulation or overstimulation of the mucosal immune system is suspected of playing a key role in the pathophysiology of intestinal inflammation and contributes to mucosal ulceration.5,7

Common treatments for UC include 5-aminosalicylic acids (5-ASAs), glucocorticoids, various oral immunosuppressants, and biological agents, including inhibitors of Tumor Necrosis Factor- a (TNF-a). These treatments may provide clinical benefit, reduce the signs and symptoms of disease, and improve subjects’ quality of life; however, they usually do not significantly alter the long-term course of the disease or it’s underlying immunopathology. Unfortunately, adverse effects are common with these interventions and may be severe. Therefore, there is an unmet medical need for effective, safe and well-tolerated orally effective products for inducing and maintaining remission in UC subjects.

Vascular Biogenics Ltd (VBL) has developed a small molecule, VB-201 (formerly known as CI-201) a new class of compounds, oxidized phospholipid analogs (lecinoxoids). [***]

Given the putative TLR complicity in UC, VB-201 has the potential to be an orally active drug for treating UC.

The current study is designed to test the safety, efficacy, and tolerability of an oral preparation of VB-201 in subjects with active UC.

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4.2	Name and description of the investigational product

[***]

4.3	Summary of findings from nonclinical studies relevant to the trial

[***]

1.	[***]

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[***]

For details on these pre-clinical studies, please see the VB-201 Investigator Brochure.

4.4	Summary of findings from clinical trials

4.4.1	VB-201 Phase I Studies

[***]

4.4.2	VB-201 Phase II studies

VB-201 was further used in two Phase II clinical trials:

1. [***]

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[***]

2. [***]

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[***]

4.5	[***]

[***]

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4.6	Rationale for the Modified Mayo Score

[***]

5	OBJECTIVES

5.1	Safety Objective

•	To examine the safety and tolerability of up to 24 weeks’ treatment with VB-201 or placebo in subjects with UC.

5.2	Efficacy Objective

•	Base Phase: To examine the effect of treatment with VB-201 80 mg BID compared to placebo (initial 12 weeks) on measures of disease activity in subjects with UC.

•	Extension Phase: To examine the effect of longer-term treatment with VB-201 (24 weeks) on measures of disease activity in subjects with UC.

6	INVESTIGATIONAL PLAN

6.1	Study Design

[***]

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[***]

1.

6.2	Number of Subjects

[***]

6.3	Subject Identification Number and Randomization Number

[***]

6.4	Subject Selection

6.4.1	Inclusion Criteria

[***]

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5.	[***]

[***]

OR

[***]

6.4.2	Exclusion Criteria

Subjects who meet ANY of the following criteria will be excluded from participation in this [***]

[***]

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7.	[***]

[***]

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13.	[***]

[***]

18.	[***]

[***]

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22.	[***]

[***]

6.6	Duration of Participation

[***]

6.7	Protocol Amendments

[***]

6.8	Withdrawal Criteria

[***]

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•	AEs (serious or non-serious).

[***]

6.9	Study/Study Site Termination

[***]

7	STUDY DRUG

7.1	Formulation, Packaging, and Labeling

[***]

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[***]

7.2	Storage and Handling

[***]

7.3	Accountability

[***]

7.4	Access to Blinded Treatment

[***]

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[***]

7.5	Administration of Study Drug

7.5.1	Dosage

[***]

Table 2 VB-201 Drug Distribution

Treatment	Carton AM	Carton PM

[***]	[***]	[***]

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[***]	[***]	[***]

[***]

7.5.2	Assignment of Treatment Cartons

[***]

7.5.3	Compliance

[***]

8	PRIOR AND CONCOMITANT MEDICATION

[***]

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[***]

9	OUTCOME MEASURES

9.1	Efficacy Assessments

[***]

Table 3 Clinical Assessments Relating to Efficacy

Assessment	Study Visit	Description

[***]	[***]	[***]

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Assessment	Study Visit	Description

[***]	[***]	[***]

[***]

9.2	Safety Assessments

9.2.1	Physical Examination Assessments

[***]

Table 4 Physical Examination Assessments Relating to Safety

Assessment	Study Visit	Description

[***]	[***]	[***]

W-week, ET-early termination

9.2.2	Clinical Laboratory & Other Safety Assessments

[***]

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Table 5 Clinical Laboratory & Other Assessments Relating to Safety

Assessment	Study Visit	Description

[***]	[***]	[***]

[***]

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9.2.3	Population Pharmacokinetics

Blood collected for trough levels of VB-201 during the study are described in Table 6:

Table 6 Population Pharmacokinetics

Assessment	Study Visit	Description

[***]	[***]	[***]

W-week, ET-early termination

9.2.3.1	Blood and Urine Samples

[***]

9.2.3.2	Risk Assessment

[***]

9.2.4	Study Withdrawals

[***]

9.2.5	Adverse Events and Serious Adverse Events

Adverse events and serious adverse events (SAEs) are discussed in detail in Section 11.

10	SCHEDULE OF STUDY ASSESSMENTS

[***]

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[***]

10.1	Screening Visit

[***]

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[***]

10.2	Baseline [***]

[***]

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[***]

10.3	[***]

10.4	[***]

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[***]

10.5	[***]

[***]

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•	[***]

[***]

[***]

11.1	Definition of Adverse Event

An AE is any untoward medical occurrence in a subject or clinical investigation subject administered a pharmaceutical product, whether or not the event has a causal relationship with this treatment. An AE can therefore be any unfavorable and unintended sign (including an abnormal laboratory finding), symptom, or disease temporally associated with the use of a study drug, whether or not considered related to the study drug. This definition includes intercurrent illnesses, accidents or injuries, exacerbations or preexisting conditions, changes on physical examination or physiological testing, abuse of drugs, or withdrawal reactions.

[***]

Severity Assessment

[***]

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Causality Assessment

[***]

11.2	Definition of Serious Adverse Event

In addition to the severity rating, each AE is to be classified by the Investigator as “serious” or “not serious”. The seriousness of an event is defined according to the applicable regulations and generally refers to the outcome of an event. A SAE is defined as any untoward medical occurrence that at any dose:

•	[***]

[***]

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•	[***]

[***]

11.3	Reporting and Documentation

The Investigator must report all directly observed AEs and all spontaneously reported AEs. At each visit the Investigator will ask the subject a nonspecific question (e.g., “Have you noticed anything different since your last visit?”) to assess whether any AEs have been experienced since the last report or visit. AEs will be identified and documented on the AE page of the eCRF in appropriate medical terminology. Details of the event must include seriousness, severity, relationship to study drug, duration, action taken, and outcome.

The action(s) taken regarding the AE are classified as follows:

Treatment for event

•	None

•	Concomitant medication given or changed

•	Hospitalization

•	Other

•	Unknown (only applicable if subject has been lost to follow up).

Action taken with study medication

•	None

•	Temporary discontinuation

•	Permanent discontinuation

•	Unknown (only applicable if subject has been lost to follow up).

The outcome of the AE is classified as follows

•	Recovered

•	Recovered with sequelae

•	Not recovered

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Protocol VB-201-064	VB-201

•	Death

•	Unknown (only applicable if subject has been lost to follow up).

Furthermore it must be stated if the study was discontinued permanently for the subject (yes, no) due to the AE/ SAE.

The Principal Investigator is responsible for evaluating all AEs, obtaining supporting documents, and determining that documentation of the event is adequate. The Principal Investigator may delegate these duties to Sub-Investigators and must assure that these Sub-Investigators are qualified to perform these duties under the supervision of the Principal Investigator.

In the event that a subject is withdrawn from the study because of an AE, it must be recorded on the eCRF. The subject should be followed and treated by the Investigator until the AE has resolved or a new chronic baseline has been established.

Any SAE, whether or not considered related to the study drug, must be reported immediately (within 24 hours) upon learning of the event (See Study Manual). The Investigator or his designee should complete the study-specific SAE Report Form. Investigators should not wait to collect additional information that fully documents the event before notifying VBL or its designee of a SAE. Contact numbers for reporting SAEs and events of concern will be provided prior to the start of the study.

It is the responsibility of the Investigator to report SAEs to their IRB/IEC according to the standard operating procedures and policies of the IRB or IEC. At a minimum, events identified by the Sponsor to require expedited reporting as serious, unexpected, and possibly related to study drug must be brought to the attention of the responsible IRB/IEC. Adequate documentation must be provided to VBL or its designee that the IRB or IEC was properly notified.

11.4	Subject Stopping Rules

The following stopping rule will be utilized in this study:

•	[***]

Subjects who permanently discontinue study medication shall return for an Early Termination Visit and subsequently for a final safety visit 4 weeks from the last dose.

11.5	Pregnancy

[***]

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[***]

12	STATISTICAL CONSIDERATIONS

12.1	Statistical Methods

12.1.1	Comparisons of Interest

[***]

12.1.2	Sample Size Determination

[***]

12.1.3	Subject Population/Data Sets To Be Evaluated

12.1.3.1	Modified Intent-To-Treat (MITT) Population

[***]

12.1.3.2	Per-Protocol Population

[***]

12.1.3.3	Safety Population

[***]

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All safety analyses will include the safety population.

12.1.4	Randomization

[***]

Subjects will be randomized upon successful completion of screening activities in a double-blind [***]

[***]

12.2	Statistical Analyses

[***]

One of the secondary efficacy endpoints will be the change in the modified Baron score, an [***]

[***]

12.2.1	Subject Disposition

A flowchart will be produced detailing the number of subjects randomized, receiving study drug and withdrawing from the study.

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In addition, the number (%) of subjects who withdraw from the study and their reasons for withdrawal will be tabulated. The distribution of withdrawals will be displayed for each visit.

12.2.2	Demography

[***]

12.2.3	Efficacy Analysis

[***]

12.2.3.1	Primary Efficacy Endpoints

12.2.3.1.1	Base Phase Primary Efficacy Endpoint

[***]

The primary efficacy analysis will also be completed in a Per-Protocol population.

12.2.3.1.2	Extension Phase Primary Efficacy Endpoints

[***]

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12.2.3.2	Secondary Efficacy Endpoints

12.2.3.2.1	Base Phase Secondary Efficacy Endpoints

In addition to the primary efficacy analysis, comparisons will be performed for the [***]

[***]

2. [***]

[***] analyses will be carried out using two-sided tests at the 5% level of significance.

12.2.3.2.2	Extension Phase Secondary Efficacy Endpoints

[***]

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[***]

12.2.3.3	Tertiary Endpoints

12.2.3.3.1	Base Phase Tertiary Endpoints

[***]

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[***]

12.2.3.3.2	Extension Phase Tertiary Endpoints

In addition to the secondary efficacy analyses, comparisons will be performed for the following [***]

4. [***]

[***]

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12.2.4.1	Adverse Events

[***]

12.2.4.2	Laboratory Parameters

[***]

12.2.4.3	Vital Signs

[***]

12.2.4.4	Withdrawals

[***]

12.2.4.5	Deaths

All deaths will be listed.

12.2.4.6	Dropouts

[***]

12.2.5	Concomitant Medications

[***]

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13	DATA RECORDING, MONITORING, AND RETENTION

13.1	Source Documents

[***]

13.2	Electronic Case Report Forms (eCRFs)

[***]

13.3	Record Retention

[***]

13.4	Monitoring Requirements

[***]

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•	[***]

[***]

13.5	Subject Confidentiality

The Investigator must ensure that the subject’s anonymity is maintained. In the eCRFs or other documents submitted to the Sponsor and/or designated CRO, subjects should be identified by a subject identification number and/or randomization number.

Documents that are not for submission to the Sponsor and/or designated CRO (e.g., signed informed consent forms and subject information sheets) should be kept in strict confidence by the Investigator in compliance with local regulations/ICH GCP Guidelines. It is required that the Investigator and institution permit authorized representatives of the Sponsor, of the regulatory agency, and the IRB/IEC direct access to review the subject’s original medical records for verification of study-related procedures and data.

Direct access includes examining, analyzing, verifying, and reproducing any records and reports that are important to the evaluation of the study. The Investigator is obligated to inform the subject that his/her study-related records will be reviewed by the above named representatives, although the confidentiality of his/her records will be maintained as much as reasonably possible. For the purposes of the study, only the data set forth in this protocol (including the CRFs) will be obtained regarding participating subjects (whether screen failures or enrolled subjects). Such data shall:

•	be processed in accordance with this Protocol or as otherwise instructed by the Sponsor;

•	be processed solely for the purposes of the study and in the manner specified in this Protocol;

•	not be processed in any manner incompatible with the purposes of the study;

•	be accurate, up to date and corrected to address any inaccuracies or omissions;

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•	be maintained (as specified in this Protocol/using reasonable measures) to protect against accidental or unlawful destruction, accidental loss or damage, alteration, unauthorized disclosure or access and against other unauthorized or unlawful forms of processing;

•	not be disclosed to any third party without the Sponsor’s prior written consent; and

•	be maintained as detailed in Section 13.3 unless a longer period is required by applicable laws or regulations.

Any reasonably requested assistance shall be provided to assist the Sponsor to enable it to comply with any data-related notification obligations under applicable laws or regulations. The Sponsor shall be promptly informed of any communication received from a study subject regarding the data collected about him/her in connection with the study.

14	ETHICS

14.1	Ethical Conduct of the Study

The study will be conducted in accordance with applicable national and international laws and regulations, the ICH-GCP guideline and the ethics principles that have their origins in the Declaration of Helsinki. The protocol and the proposed informed consent form must be reviewed and approved by a properly constituted IEC/IRB before study start at a particular study site. Prior to study start, the Principal Investigator is required to sign the protocol signature page (page 3 of this study protocol) confirming his/her agreement to conduct the study in accordance with these documents and all of the instructions and procedures found in this protocol, and to give access to all relevant data and records to monitors, auditors, IRBs/IECs, and regulatory authorities as required.

14.2	Local Regulatory Approval

The Sponsor or the CRO will supply the Competent Authorities of each participating country with a dossier containing the required pharmacological, toxicological and pharmaceutical data on the compound, so as to obtain import and study approval. The study will not start in that country until this has been obtained where appropriate.

14.3	Ethics Committee Approval

The Principal Investigator at each site is responsible for obtaining IRB or IEC approval for the protocol, informed consent form/ information sheet, and any advertisements to recruit subjects before being implemented at the investigative site. Written approval of these documents must be obtained from the committee before any subject is enrolled at a center.

The Principal Investigator is also responsible for the following interactions with the IRB/IEC:

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•	Obtaining IRB/IEC approval for any protocol amendments and informed consent form revisions before implementing the changes;

•	Providing the IRB/IEC with any required information before or during the study;

•	Submitting progress reports to the IRB/IEC, as required, during the conduct of the study; requesting re-review and approval of the study, as needed; providing copies of all IRB/IEC re-approvals and relevant communication to the CRO or the Sponsor;

•	Notifying the IRB/IEC of all serious and unexpected AEs related to the study drug reported by the Sponsor or the CRO, as required. Documentation of this notification should be retained.

14.4	Subject Information and Informed Consent

No Investigator may involve a human being as a subject in research unless the Investigator has obtained the legally effective informed consent of the subject or the subject’s legally authorized representative. An Investigator shall seek such consent only under circumstances that provide the prospective subject or the subject’s legally authorized representative sufficient opportunity to consider whether or not to participate, and that minimize the possibility of coercion or undue influence. The information that is given to the subject or the representative shall be in a language understandable to the subject or representative.

The Sponsor or its designated representative will provide the Investigator with a sample consent form. Local and/or institutional requirements may require disclosure of additional information in the informed consent. Any changes to the consent form must be submitted to the Sponsor or its designated representative for approval prior to submission to the IRB/IEC. The IRB/IEC must review the consent form for approval/favorable opinion, and a copy of the approved consent form must be submitted to the Sponsor or its designated representative prior to initiation of the study.

Before implementing any study procedure, informed consent shall be documented by the use of an IRB/IEC approved written consent form signed and dated by the subject or the subject’s legally authorized representative at the time of consent. A copy of the signed informed consent will be given to the subject or the subject’s legally authorized representative. The original signed consent must be maintained by the Investigator and available for inspection by the Sponsor, its designated representative, or regulatory authority at any time.

15	PUBLICATION

The Sponsor recognizes the importance of communicating clinical study data and therefore it is the intent of the Sponsor to publish the results of this trial, the details of which will be provided in the Clinical Study Agreement.

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16	REFERENCES

1.	Truelove SC. Ulcerative colitis beginning in childhood. N Engl J Med 1971;285:50–2.

2.	Langholz E, Munkholm P, Davidsen M, Binder V. Course of ulcerative colitis: analysis of changes in disease activity over years. Gastroenterology 1994;107:3–11.

3.	Podolsky DK. Inflammatory bowel disease. N Engl J Med 2002;347:417–429.

4.	Kirsner JB. Inflammatory bowel disease. Part II: Clinical and therapeutic aspects. Dis Mon 1991;37:669–746.

5.	Floccji C. Inflammatory bowel disease: etiology and pathogenesis. Gastroenterology 1998;115:182–205.

6.	MacDermott RP. Alterations in the mucosal immune system in ulcerative colitis and Crohn’s disease. Med Clin North Am 1994;78:1207–1231.

7.	Schreiber S, Rosenstiel J, Albrecht M, Hampe J, Krawczak M. Genetics of Crohn’s disease, an archetypal inflammatory barrier disease. Nat Rev Genet 2005;6:376–388.

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17	APPENDICES

17.1	Appendix A: Modified Mayo Score

Modified Mayo Clinic SCORE

1. [***]

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Attachment No. 4

List of SOPs applicable for the Study conduct

P/Z	Number	Range	#Z	FULL TITLE OF P / Z	Version #	Date Effective
P	101.1	MED		Feasibility process	5	06.12.11
P	102.1	MED		Regulatory Submission for Clinical Study Application	2	03.01.10
P	102.3	MED.		Updating Clinical Study Documentation	1	03.01.10
P	102.5	MED.		Management of Regulatory Process	1	03.01.10
P	103.1	MED.		Pre-Study Visit	2	21.02.11
P	104.1	MED.		Informed Consent Form	3	10.11.11
P	105.1	MED.		Initiation Visit	2	04.03.11
P	106.1	MED.		Monitoring Visit	2	18.04.11
P	106.2	MED.		Taking Over The Study	2	14.03.11
P	106.3	MED.		Co-Monitoring Visit	2	25.07.11
P	106.4	MED		Reporting Protocol Deviations	1	14.04.10
P	107.1	MED.		Close-out Visit	2	30.04.11
P	108.1	MED		Translation	3	19.09.11
P	109.1	MED.		Clinial Trial Documents	2	09.08.10
P	109.2	MED.		Trial Master File	2	13.06.11
P	109.3	MED.		Investigator’s File	2	13.06.11
P	110.1	MED.		Clinical Supplies	2	06.04.11
P	111.1	MED		Clinical Trial Materials	2	14.04.11
P	112.1	MED		Serious Adverse Event Reporting	2	05.11.10
P	112.2	MED		Distribution of SUSAR reports	2	15.09.11
P	113.1	MED.		Training Clinical Operation Staff	3	15.09.11
P	114.1	MED		Insurance	2	07.12.10
P	115.1	MED		Milestones in Project Management	1	03.09.10
P	116.1	MED		Clinical Study Report	2	17.05.11
P	117.1	MED		Archiving Study Files	2	13.12.10
P	118.1	MED		Organization of MED SOP in Clinical Operations Dept.	2	05.11.10
P	118.2	MED		Management of Sponsors’ SOP	1	24.01.11
P	119.1	MED		Disaster Management in Clinical Operations Department	2	21.04.11
P	120.1	MED		Clinical Operations Staff Curriculum Vitae	4	23.05.11
P	120.2	MED		Completing Outlook Calendar	2	25.07.11
P	120.3	MED		Organization of meetings in Clinical Operations departments	2	25.07.11

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P/Z	Number	Range	#Z	FULL TITLE OF P / Z	Version #	Date Effective
P	120.4	MED		Working at home	2	25.07.11
P	120.5	MED		Weekly reporting	2	25.07.11
P	120.6	MED		Returning from outsourcing	2	25.07.11
P	121.1	MED		Contracts with Investigators and Investigational Sites	4	01.02.10
P	122.1	MED.		Confidentiality Agreements and Confidentiality Obligation	3	14.03.11
P	123.1	MED.		Principles of drawing contracts and master service agreements	2	28.03.11
P	124.1	MED		Fraud and Misconduct	2	09.01.11
P	125.1	MED		Purchases Within a Project	1	25.07.11
P	127.1	MED		Legislation in Clinical Trials	1	04.05.11
P	128.1	MED		Communication with Subcontractor	1	01.09.11
P	129.1	MED		Annual Progress Report to Competent Authorities	1	19.08.11
P	130.1	MED		Preparing Monitoring Plan	1	25.11.11
P	131.1	MED		Communication Plan	1	30.04.12

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Attachment No. 5

List of third parties engaged by the Sponsor for the conduct of the Study

a.	Legal representative (Gregory Fryer Associates Ltd): CRO shall undertake the following obligation, and shall indemnify the sponsor for any damage in case it will breach such obligation: notify immediately Gregory Fryer Associates Ltd and the Sponsor of any untoward occurrences, including serious breaches of the protocol, GCP or regulations, occurring in the clinical trial.

b.	Pharmacovigilence group: CRO shall act according to the safety plan, as shall be determined for this clinical trial.

c.	Data Management: CRO shall act according to the procedures, as shall be determined for this clinical trial. Licensing of Patient Questionnaire (IBDQ): CRO shall undertake to use the Questionnaire by it and by any sites or investigator solely for the purpose of the Study and to maintain and enforce the confidentiality of the Questionnaire by such sites and investigators.

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Attachment No. 6

Study Budget

Specification of anticipated costs and expenses

Part A

Budget Totals (CRO fee)
A	MEDICAL WRITING	[***]
B	STUDY FAMILIARIZATION & TRAINING	[***]
C	SITE MANAGEMENT IN HOUSE (including site payments)	[***]
D	STUDY ADMINISTRATION & DOCUMENT MANAGEMENT	[***]
E	STUDY AUTHORIZATION & CONTRACTS	[***]
F	SITE SELECTION ACTIVITIES	[***]
G	MONITORING	[***]
H	SAFETY REPORTING & MEDICAL MONITORING	[***]
I	DATA MANAGEMENT	[***]
J	STATISTICAL ANALYSIS and CSR	[***]
K	PROJECT MANAGEMENT	[***]
L	QUALITY ASSURANCE SERVICES	[***]
	TOTAL ESTIMATED CRO FIXED COSTS	[***]
	TOTAL ESTIMATED PASS-THROUGH COSTS	[***]
	TOTAL ESTIMATED VENDORS COSTS	[***]
	TOTAL ESTIMATED INVESTIGATORS FEES	[***]
	GRAND TOTAL	[***]

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Attachment No. 6

Study Budget

Specification of anticipated costs and expenses

FINAL BUDGET (in €)
Ref. #		[***]	[***]	[***]	[***]	[***]
A	MEDICAL WRITING				[***]
1	Protocol review	[***]	[***]	[***]	[***]	[***]
B	STUDY FAMILIARIZATION & TRAINING				[***]
1	Kick-Off Meeting	[***]	[***]	[***]	[***]	[***]
2	Monitors training (therapeutic)	[***]	[***]	[***]	[***]	[***]
3	Monitors training (therapeutic)	[***]	[***]	[***]	[***]	[***]
4	Investigators meeting	[***]	[***]	[***]	[***]	[***]
5	Investigators meeting	[***]	[***]	[***]	[***]	[***]
6	Investigators meeting organization	[***]	[***]	[***]	[***]	[***]
C	SITE MANAGEMENT IN HOUSE (including site payments)				[***]
1	Create Investigator Binders	[***]	[***]	[***]	[***]	[***]
2	Regular site management (site contacts over phone and written communication)	[***]	[***]	[***]	[***]	[***]
3	CRF off site management	[***]	[***]	[***]	[***]	[***]
4	Resolve Issues & Queries	[***]	[***]	[***]	[***]	[***]
5	Administer Investigators Grants	[***]	[***]	[***]	[***]	[***]
D	STUDY ADMINISTRATION & DOCUMENT MANAGEMENT				[***]
1.	Set up study trial master files	[***]	[***]	[***]	[***]	[***]
2.	Maintain & update study trial master files and project specific files	[***]	[***]	[***]	[***]	[***]
3.	Archive, retain or return Study Documentation	[***]	[***]	[***]	[***]	[***]
E	STUDY AUTHORIZATION & CONTRACTS				[***]
1.	Develop local Informed Consent Form	[***]	[***]	[***]	[***]	[***]
2	Informed Consent Form adaptation to country specifics	[***]	[***]	[***]	[***]	[***]
3	Collect Pre-Study / Regulatory Documentation from sites and Sponsor	[***]	[***]	[***]	[***]	[***]

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4	Coordinate translation/preparation process (protocol synopsis, drug labels, back translation)	[***]	[***]	[***]	[***]	[***]
5	Negotiate Investigator Budget & CSA (+ 2nd for hospital authorities)	[***]	[***]	[***]	[***]	[***]
6	Negotiate Investigator Budget & CSA (+ 2nd for hospital authorities)	[***]	[***]	[***]	[***]	[***]
7	Initial submission to CA and EC	[***]	[***]	[***]	[***]	[***]
8	Initial submission to CA and EC	[***]	[***]	[***]	[***]	[***]
9	Regulatory activities post approval	[***]	[***]	[***]	[***]	[***]
10	Insurance arrangement	[***]	[***]	[***]	[***]	[***]
F	SITE SELECTION ACTIVITIES				[***]
1.	Identify Investigative Sites	[***]	[***]	[***]	[***]	[***]
2.	Site Selection Visits Visits	[***]	[***]	[***]	[***]	[***]
3.	Site Selection Visits - travelling	[***]	[***]	[***]	[***]	[***]
G	MONITORING				[***]
1	Conduct On-Site Study Initiation Visits	[***]	[***]	[***]	[***]	[***]
2	Initiation visits - travelling	[***]	[***]	[***]	[***]	[***]
3	Conduct Interim Monitoring Visits	[***]	[***]	[***]	[***]	[***]
4	Interim monitoring - travelling	[***]	[***]	[***]	[***]	[***]
5	Conduct Study Closure Visits	[***]	[***]	[***]	[***]	[***]
6	Closure visit travelling	[***]	[***]	[***]	[***]	[***]
H	SAFETY REPORTING & MEDICAL MONITORING				[***]
I	DATA MANAGEMENT				[***]
J	STATISTICAL ANALYSIS and CSR				[***]
K	PROJECT MANAGEMENT				[***]
1	Project management	[***]	[***]	[***]	[***]	[***]
2	Project Teleconferences - CRM with Sponsor	[***]	[***]	[***]	[***]	[***]
3	Verification of monitoring reports	[***]	[***]	[***]	[***]	[***]

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4	Project Management - Central Lab	[***]	[***]	[***]	[***]	[***]
5	Project Management - Drug Supply	[***]	[***]	[***]	[***]	[***]
L	QUALITY ASSURANCE SERVICES				[***]
1	Quality assurance services - Clinical management	[***]	[***]	[***]	[***]	[***]
CRO Subtotal:						[***]
	ESTIMATED PASS THROUGH COSTS (this is rough estimation of the majority costs which should be taken into account and not directly paid by Sponsor)	[***]	[***]	[***]	[***]
1	Regulatory costs				[***]
1.1	Ethics Committee fees + RA fee	[***]	[***]	[***]	[***]	[***]
1.2	Custom clearance for	[***]	[***]	[***]	[***]	[***]
1.3	Insurance	[***]	[***]	[***]	[***]	[***]
2	Travels	[***]	[***]	[***]	[***]	[***]
2.1	CRA Travel (hotels, tickets, allowances)	[***]	[***]	[***]	[***]	[***]
2.2	Investigator Meetings travel and hotel costs (per attendee)	[***]	[***]	[***]	[***]	[***]
2.3	Patients travel costs	[***]	[***]	[***]	[***]	[***]
3	Administration	[***]	[***]	[***]	[***]	[***]
3.1	Copies / duplication (binding and photocopies included)	[***]	[***]	[***]	[***]	[***]
3.2	Courier / shipment	[***]	[***]	[***]	[***]	[***]
3.3	Telephone / fax	[***]	[***]	[***]	[***]	[***]
4	Translation	[***]	[***]	[***]	[***]	[***]
4.1	Translation of study documents	[***]	[***]	[***]	[***]	[***]
5	Vendors				[***]
5.1	DM - License	[***]	[***]	[***]	[***]
5.2	DM - Hosting productive server	[***]	[***]	[***]	[***]
5.3	DM - Hosting test/design server	[***]	[***]	[***]	[***]
5.4	DM - Help desk	[***]	[***]	[***]	[***]
5.5	DM - Data Archive of Central Database	[***]	[***]	[***]	[***]
5.6	Central Lab - Laboratory tests	[***]	[***]	[***]	[***]

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5.7	Central Lab - Shipments	[***]	[***]	[***]	[***]	[***]
5.8	Central Lab - Project management (subcontractor’s)	[***]	[***]	[***]	[***]	[***]
5.9	Drug Supply - Project Management[***]		[***]	[***]	[***]	[***]
5.10	Drug Supply - Materials	[***]	[***]	[***]	[***]	[***]
5.11	Drug Supply - Label Printing	[***]	[***]	[***]	[***]
5.12	Drug Supply - Receipts	[***]	[***]	[***]	[***]
5.13	Drug Supply - Secondary Production	[***]	[***]	[***]	[***]
5.14	Drug Supply - Storage	[***]	[***]	[***]	[***]
5.15	Drug Supply - Data Services	[***]	[***]	[***]	[***]
5.16	Drug Supply - QP Services	[***]	[***]	[***]	[***]
5.17	Drug Supply - Distribution	[***]	[***]	[***]	[***]	[***]
5.18	Drug Supply - Accountability & Destruction	[***]	[***]	[***]	[***]
5.19	IVRS - aXcess Project Implementation Web only	[***]	[***]	[***]	[***]
5.20	IVRS - aXcess Monthly Maintenance Fee	[***]	[***]	[***]	[***]
5.21	IVRS - aXcess Phone Implementation Fee	[***]	[***]	[***]	[***]
5.22	IVRS - aXcess Phone Transaction Fee	[***]	[***]	[***]	[***]
5.23	IVRS - aXcess Data Transfer Fee[***]		[***]	[***]	[***]
5.24	IVRS - Project Management (subcontractor’s)	[***]	[***]	[***]	[***]
5.25	IVRS - aXcess Rand List Generation by Almac	[***]	[***]	[***]	[***]	[***]
7	Investigators Fees	[***]	[***]	[***]	[***]	[***]
7.1	Investigators fee	[***]	[***]	[***]	[***]	[***]
7.2	Investigators fee (screen failures)	[***]	[***]	[***]	[***]	[***]
TOTAL ESTIMATED CRO FIXED COSTS						[***]
TOTAL ESTIMATED PASS-THROUGH COSTS						[***]
TOTAL ESTIMATED VENDORS COSTS						[***]
TOTAL ESTIMATED INVESTIGATORS FEES						[***]
PROJECT GRAND TOTAL						[***]

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